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                             [SOURCE CAPITAL LOGO]

                              SOURCE CAPITAL, INC.

                              THIRD QUARTER REPORT
                               September 30, 2001
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                             OFFICERS AND DIRECTORS

                             [SOURCE CAPITAL LOGO]

                              SOURCE CAPITAL, INC.

DIRECTORS

Willard H. Altman, Jr.
Wesley E. Bellwood
Eric S. Ende
David Rees
Paul G. Schloemer
Lawrence J. Sheehan

OFFICERS

Eric S. Ende, PRESIDENT AND CHIEF
  INVESTMENT OFFICER
Steven R. Geist, SENIOR VICE PRESIDENT AND
  FIXED-INCOME MANAGER
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR

Mellon Investor Services LLC
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR Common Stock
          SOR+ Preferred Stock
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                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

 During the most recent quarter, Source Capital's total net assets decreased to $416,448,576 from $485,838,566 at mid-year. Net asset value per Common Share decreased to $45.36 at September 30, 2001 from $54.28 at June 30, 2001. This decrease includes payment of a $1.15 cash distribution during the quarter.

INVESTMENT RESULTS

 In the most recent quarter, Source Capital's net asset value per share of Common Stock decreased 14.6% while total net assets declined 12.7% with both comparisons reflecting reinvestment of dividends and distributions paid during the period. In comparison, the Russell 2500 Index decreased 18.8% during the quarter, also on a reinvested basis.

  For the nine months ended September 30, 2001, the net asset value of Source Capital Common Stock decreased by 0.2% including reinvestment of distributions paid during the period, while total net assets rose 0.6%. These changes compare with a total negative return of 15.7% for the Russell 2500 Index.

NET INVESTMENT INCOME

 Net investment income totaled $1,042,075 for the third quarter and $3,335,428 for the nine months, a decrease of 0.3% and 16.9%, respectively, from the corresponding periods of 2000. After providing for Preferred dividends, net investment income per Common Share amounted to $(0.02) and $(0.03) for the quarter and nine months, respectively, compared with the $(0.02) and $0.06 earned in the corresponding periods of 2000.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

 A regular quarterly distribution at the rate of $1.15 per share was paid on September 15, 2001 to shareholders of record on August 24, 2001. Source's 10% Distribution Policy, adopted in 1976, calls for payments to Common shareholders approximating 10% of the Common Stock's ongoing net asset value. Shareholders are reminded that these payments substantially exceed the Company's net investment income and thus represent a continuing payment of a portion of the Company's capital. As we repeatedly point out, maintenance of the current $4.60 Common distribution rate is dependent upon achieving investment results which will sustain a net asset value of approximately $46.00.

PREFERRED DIVIDENDS

 The regular Preferred dividend of $0.60 per share was paid on September 15, 2001 to shareholders of record on August 24, 2001. Asset coverage on the Preferred shares was 769% on September 30, 2001, compared with 897% at June 30, 2001 and 808% at year-end 2000. Net investment income provided Preferred dividend coverage of 88% in the third quarter and 94% for the nine months of the current year, compared with 88% and 113%, respectively, in the corresponding periods of 2000.

MARKET PRICE OF SOURCE CAPITAL SHARES

 After increasing from $52.69 to $58.02 in the first half of 2001, the market price of Source Capital Common Stock decreased to $54.50 at September 30, 2001. This $3.52 decrease in market price was less than the $8.92 decline in net asset value during the quarter. As a result, the market premium to net asset value increased to 20.2% at September 30, 2001 from 6.9% at mid-year. The market price of Source Capital Preferred Stock increased to $30.50 at September 30, 2001 from $29.15 at June 30, 2001.
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COMMENTARY

 The stock market this past quarter was in the midst of a steady retreat even before the September 11th attack with its devastating impact on the nation. After a further slide, the market recovered some of its losses, but still finished the quarter with double-digit losses in all major indexes. Source did somewhat better than its Russell 2500 benchmark for the quarter, and is well ahead for longer periods.

                                             PERIODS ENDED SEPTEMBER 30, 2001
                                -----------------------------------------------------------
                                QUARTER      YTD      ONE YEAR   THREE YEARS*   FIVE YEARS*
                                --------   --------   --------   ------------   -----------
Source........................  (14.6)%     (0.2)%      9.7%        18.0%         14.3%
Russell 2500..................  (18.8)%    (15.7)%    (18.8)%        8.6%          7.5%
S&P 500.......................  (14.7)%    (20.4)%    (26.6)%        2.0%         10.2%
Nasdaq........................  (30.7)%    (39.3)%    (59.2)%       (4.0)%         4.1%

* Annualized Returns

  In last quarter's shareholders letter we confessed to a potential interest in oil and gas stocks. That interest has continued, and we have purchased positions in three oil service companies. Our decision was driven by a discrepancy between the companies' attractive long-term prospects, and currently depressed stock prices resulting from short-term concerns.

  We believe that the oil service industry is in a long-term secular uptrend propelled by growing worldwide demand for oil and gas and increasing pressure on the reserve base. In addition, industry consolidation and greater discipline in capital allocation has served to enhance the margins and returns on capital of many oil service companies.

  This favorable long-term trend has, however, been interrupted by some negative short-term developments. The most significant of these is slowing growth or recession in the United States and Europe, reducing demand for oil and gas. The second is a temporary surplus of natural gas in the U.S. which has filled seasonal storage facilities to capacity.

  The resulting precipitous decline in U.S. gas prices, from a peak of $10 per thousand cubic feet (MCF) last winter to less than $2 per MCF last quarter, forced a sharp reduction in shallow Gulf of Mexico and onshore natural gas drilling activity. In turn, this cutback in domestic gas drilling crushed oil and gas stock prices, with 50% declines from March 2001 highs being typical.

  It was in this environment that we established our positions during July and August. As always, our objective was to purchase industry leading companies, with strong balance sheets, yet selling at modest valuations. In addition, we are emphasizing the themes of international, oil and deep water, in contrast to domestic onshore or shallow-water natural gas.

  TIDEWATER is the leading operator of workboats -- vessels which transport people and equipment to offshore drilling rigs and production platforms. About two-thirds of its revenue is from outside the U.S.

  The industry has been characterized in recent years by steady consolidation, and by a more judicious investment in new vessels. Tidewater, for example, has limited its newbuild program mostly to the niche markets of crewboats and deepwater vessels. As a result, its balance sheet is virtually debt free, and its financial strength greater than any of its competitors.

  NOBLE DRILLING is a leading provider of offshore drilling services with a fleet of semisubmersibles, drillships and jackups. Its emphasis is on deepwater and foreign operations, though it does have a presence in shallow Gulf of Mexico waters as well. Its fleet of modern, technically advanced drillships and 4th and 5th generation semisubmersibles are capable of drilling in water depths greater than 5,000 feet.
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  CAL DIVE is an energy service company specializing in offshore support activities, utilizing a fleet of technically advanced, dynamically positioned vessels. Its expertise extends from assisting in exploration and field development, all the way through to platform salvage after fields are depleted. In addition, it owns a 20% interest in a major deepwater Gulf of Mexico field named Gunnison, estimated to be worth about $6 per Cal Dive share.

  Although this sector has a number of investment challenges, as we discussed earlier, we have remained consistent to our investment principles, selecting only market leading companies with superior financial records, selling at attractive valuations.

                                    CAL DIVE   NOBLE DRILLING   TIDEWATER
                                    --------   --------------   ---------
Market Cap........................   $560M         $3.6B          $1.7B
Return on Equity..................    21%           14%            9%
PE Ratio..........................   15.9x         16.6x          16.4x
Debt % Cap........................    11%           26%            0%
Price Decline from
 March High.......................   (48)%         (56)%          (50)%

  We are hopeful that these recent investments in the oil service area will contribute to Source's strong performance in future periods.

                                             Respectfully submitted,

                                             /s/ Eric S. Ende
                                             -----------------------------------
                                             Eric S. Ende

                                             President and
                                               Chief Investment Officer
                                             November 8, 2001
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                            MAJOR PORTFOLIO CHANGES
                        Quarter Ended September 30, 2001

                                                       Shares           Ownership at
                                                   or Face Amount    September 30, 2001
                                                   ---------------   -------------------
NET PURCHASES
COMMON STOCKS
Cal Dive International, Inc......................     480,000 shs.        480,000 shs.
Noble Drilling Corporation.......................     481,000 shs.        481,000 shs.
SanDisk Corporation..............................     435,000 shs.        893,000 shs.
Tidewater Inc....................................     402,000 shs.        402,000 shs.
CONVERTIBLE SECURITY
Wind River Systems, Inc. -- 5% 2002..............      $2,500,000          $2,500,000
NON-CONVERTIBLE SECURITIES
Fleming Companies, Inc. -- 10 1/2% 2004..........      $2,000,000          $2,000,000
Flextronics International Ltd -- 8 3/4% 2007.....      $2,000,000          $2,000,000
Host Marriott Corporation -- 9 1/4% 2007.........      $2,000,000          $2,000,000

NET SALES
COMMON STOCKS
Advanced Fibre Communications, Inc...............      46,000 shs.        257,000 shs.
Bacou USA, Inc...................................     435,100 shs.              --0--
Channell Commercial Corporation..................     265,000 shs.              --0--
DRS Technologies Inc.............................     225,988 shs.              --0--
DENTSPLY International Inc.......................      47,000 shs.        136,500 shs.
Donaldson Company, Inc...........................      40,000 shs.        363,000 shs.
Graco Inc........................................     113,300 shs.        611,000 shs.
IDEX Corporation.................................      39,700 shs.        437,700 shs.
Kaydon Corporation...............................      47,000 shs.        363,600 shs.
Manitowoc Company, Inc., The.....................      32,900 shs.        421,100 shs.
O'Reilly Automotive, Inc.........................     292,400 shs.        692,500 shs.
Pathmark Stores, Inc.............................      55,000 shs.         59,369 shs.

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                        COMPOSITION OF TOTAL NET ASSETS*
                               September 30, 2001

Investment securities (cost $336,899,213):
  Common stocks............................................  $353,362,703
  Convertible securities...................................    24,124,650
  Non-convertible securities...............................    25,523,809
                                                             ------------
                                                             $403,011,162

Cash, receivables, short-term corporate notes, less
  liabilities..............................................    13,437,414
                                                             ------------
Total Net Assets at September 30, 2001.....................  $416,448,576
                                                             ============
Assets applicable to Preferred Stock at a liquidation
  preference
  of $27.50 per share (asset coverage 769%)................  $ 54,153,330
                                                             ============
Net Assets applicable to Common Stock -- $45.36 per
  share....................................................  $362,295,246
                                                             ============

                         SUMMARY FINANCIAL INFORMATION*

                                For the Periods Ended September 30, 2001
                              ---------------------------------------------
                                   Nine Months            Three Months
                              ---------------------   ---------------------
                                 Total        Per        Total        Per
                                  Net        Common       Net        Common
                                 Assets      Share       Assets      Share
                              ------------   ------   ------------   ------
Beginning of period.........  $437,610,576   $48.62   $485,838,566   $54.28
Net gain (loss) on
  investments, realized and
  unrealized................     1,135,700    0.15     (61,841,862)   (7.78)
Net investment income.......     3,335,428    0.42       1,042,075     0.13
Quarterly dividends to
  Preferred shareholders....    (3,544,582)  (0.45)     (1,181,528)   (0.15)
Quarterly distributions to
  Common shareholders.......   (27,327,075)  (3.45)     (9,145,954)   (1.15)
Proceeds from shares issued
  for distributions
  reinvested by
  shareholders..............     5,238,529    0.07       1,737,279     0.03
                              ------------   ------   ------------   ------
Net changes during period...  $(21,162,000)  $(3.26)  $(69,389,990)  $(8.92)
                              ------------   ------   ------------   ------
End of period...............  $416,448,576   $45.36   $416,448,576   $45.36
                              ============   ======   ============   ======

                                      Sept. 30, 2001   June 30, 2001   Dec. 31, 2000
                                      ---------------  --------------  --------------
Common market price per share.......      $54.50          $58.02          $52.69
Common market premium to
  net asset value...................       20.2%           6.9%            8.4%
Preferred asset coverage............       769%            897%            808%
Preferred market price per share....      $30.50          $29.15          $27.75

* THE FINANCIAL INFORMATION INCLUDED IN THIS REPORT HAS BEEN TAKEN FROM THE RECORDS OF THE COMPANY WITHOUT EXAMINATION BY INDEPENDENT AUDITORS. SECURITIES ARE CARRIED AT MARKET VALUE.
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SOURCE CAPITAL, INC.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

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